SECURITY/PLEDGE AGREEMENT
                            -------------------------


Security/Pledge Agreement ("Agreement") dated as of March 1, 2000, between Gregory Hartwell ("Hartwell"), an individual, and Communication Options, LLC, a California corporation ("COL") (collectively and severally, "Shareholder"), on the one hand, and 3Dshopping.com, a California corporation ("Secured Party"), on the other hand in connection with that certain Promissory Note ("Note") dated as of even date herewith.

                                    RECITALS

     A. Shareholder is borrowing $50,000 from Secured Party pursuant to a Note dated as of even date herewith.

     B. Shareholder owns and controls a 90% interest in CLO, and Hartwell's son, Garrett Hartwell, owns and controls the remaining 10% interest in COL.

     C. Shareholder wishes to grant security and assurance to Secured Party in order to secure Shareholders performance of Shareholders obligations under the Note, including the payment of the Note (all such obligations being referred to herein as the "Obligations"), and to that effect to pledge and deliver to Secured Party all Hartwell's outstanding interest ("Interest") in CLO, as listed on Schedule 1 hereto.

                                    AGREEMENT

         In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. PLEDGE AND GRANT OF SECURITY INTEREST. Shareholder hereby pledges to Secured Party, and grants to Secured Party a security interest in, all of its right, title and interest in the property described in Section 2 below (the "Collateral"), to secure payment and performance of the Obligations.

         2. COLLATERAL. The Collateral shall consist of the following:


               (a) The Interest, the certificates or paperwork for which for which (together with any stock powers properly executed in blank) have been delivered by Shareholder to Secured Party, together with all new, substituted and additional securities issued at any time with respect to the Interest (collectively and severally, the "Pledged Interest");



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               (b) All now existing and hereafter arising rights with respect to the Pledged Interest, including, without limitation, any and all voting rights and all rights to cash and non-cash dividends on account of the Pledged Interest; and

               (c) All proceeds of the foregoing Collateral. For purposes of this Agreement, the term "Proceeds" includes whatever is receivable or received when any of the Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and also includes all interest, dividends and other property receivable or received on account of the Collateral or proceeds thereof.

         3. ADMINISTRATION OF THE PLEDGED INTEREST. The following provisions shall govern the administration of the Pledged Interest:

               (a) So long as no Default (as defined below) has occurred and is continuing, Shareholder shall be entitled to act with respect to the Pledged Interest in any manner not inconsistent with this Agreement or the Note.

               (b) So long as no Default has occurred and is continuing, Shareholder shall be entitled to vote or consent with respect to the Pledged Interest, and similarly, Secured Party shall have no voting rights to the Pledged Interest absent a Default. If a Default shall have occurred and be continuing and Secured Party shall have notified the Shareholder that Secured Party desires to exercise its proxy rights with respect to all or a portion of the Pledged Interest, Shareholder hereby grants to Secured Party an irrevocable proxy for the Pledged Interest pursuant to which proxy Secured Party shall be entitled to vote or consent, in its discretion. This irrevocable proxy is coupled with an interest. In such event, Shareholder agrees to deliver to Secured Party such further evidence of the grant of such proxy as Secured Party may request, but no further evidence shall be required in order to allow Secured Party to exercise its voting rights.

               (c) So long as no Default shall have occurred, Shareholder may receive and retain any and all dividends or other distributions paid in respect of the Collateral.

               (d) Upon the occurrence and during the continuance of a Default, if Shareholder shall have received, or shall have become entitled to receive, any cash payments or other distributions in respect of the Collateral, then and in each case Shareholder shall deliver to Secured Party such amount in partial payment of the principal of and interest on the Note, with such amounts to be applied to accrued interest or principal payable under the Note, in Secured Party's sole and arbitrary discretion.



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               (e) Shareholder  shall  immediately upon request by Secured Party and in confirmation of the security interests hereby created, execute and deliver to Secured Party such further instruments, deeds, transfers, assurances and agreements, in form and substance as Secured Party shall request, including any financing statement and amendments thereto, or any other documents, as required under California law and any other applicable law to protect the security interests created hereunder.

               (f) Secured Party and its assigns shall have no obligation in respect of the Pledged Interest and other Collateral, except to hold and dispose of the same in accordance with the terms of this Agreement.

         4.  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS.  Shareholder  hereby
represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Secured Party that:

               (a) the Pledged Interest represents that percentage as set forth on Schedule 1 of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto, as and if applicable;

               (b) except  for the  security  interest  granted  hereunder,  the
Shareholder: (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Interest indicated on Schedule 1,
(ii) holds the same free and clear of all Liens (as defined below), (iii) will make no security assignment, pledge or hypothecation of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 3, will cause any and all Collateral, capable of physical delivery, to be forthwith deposited with the Secured Party and pledged or assigned hereunder (for purposes of this Agreement, the term "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) any other preferential arrangement that has substantially the same practical effect as a security interest);

               (c) Shareholder (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest hereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

               (d) Shareholder will not permit COL to issue any additional shares of capital stock or other securities, as and if applicable, whether to Shareholder or to any other person or entity, without the prior written consent of the Secured Party, which Secured Party may withhold in Secured Party's sole and arbitrary discretion;

               (e) no consent of any other person (including stockholders or creditors of Shareholder) and no consent or approval of any governmental authority or any securities exchange was or is necessary to the validity of the pledge effected hereto;



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               (f) by virtue of the execution and delivery by the Shareholder of this Agreement, when the Pledged Interest, certificates or other documents representing or evidencing the Collateral are delivered to the Secured Party in accordance with this Agreement, the Secured Party will obtain a valid and perfected first lien upon the security interest in such Pledged Interest as security for the payment and performance of the Obligations;

               (g) the pledge effected hereby is effective to vest in the Secured Party the rights of the Secured Party in the Collateral as set forth herein;

               (h) all of the Pledged Interest has been duly authorized and validly issued and any associated costs are fully paid and nonassessable;

               (i) all information set forth herein relating to the Pledged Interest is accurate and complete in all material respects as of the date hereof; and

               (j) the pledge of the Pledged Interest pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as to the date hereof.

         5. EVENTS OF DEFAULT.


               (a) LIST OF DEFAULTS. Any one or more of the following events constitutes a default hereunder ("Default"):

               (i) A failure by Shareholder to make any payment due under the Note when due;

               (ii) Any levy upon, seizure or attachment of any material portion of the Collateral; and

               (iii) A material breach by Shareholder of any of the terms of this Agreement, the Note or the Consultant Employment Agreement.

               (b) WAIVER OF DEFAULTS. Each Default under this Agreement will be deemed continuing until it is waived in writing by, or cured to the written satisfaction of, the Secured Party.

         6. REMEDIES IN CASE OF A DEFAULT. In case a Default shall have occurred and be continuing, Secured Party may, in addition to all rights and remedies at law or in equity or otherwise, seek the following remedies:



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               (a) The Secured Party shall have all of the remedies of a secured party under the California Uniform Commercial Code, and, without limiting the foregoing, shall have the right to sell, assign and deliver the whole or, from time to time, any part of the Pledged Interest, or any interest in any part thereof, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except that the Secured Party shall give 30 days notice to Shareholder of the time and place of any sale pursuant to this Section 6), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Secured Party shall, in its reasonable discretion, determine, the Shareholder hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale, the Secured Party may bid for and purchase the whole or any part of the Pledged Interest so sold free from any such right or equity of redemption. The Secured Party shall apply the proceeds of any such sale first to the payment of all costs and expenses, including reasonable attorneys' fees, incurred by the Secured Party in enforcing its rights under this Agreement and then to the payment of interest on and principal of the Note, with such payments to be applied to accrued interest or principal payable under the Note, in the Secured Party's sole and arbitrary discretion.

               (b) The Shareholder recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Interest by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), or in the rules and regulations promulgated thereunder, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Interest for their own account, for investment and not with a view to the distribution or resale thereof. The Shareholder agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Interest were sold at public sale, and that the Secured Party has no obligation to delay the sale of the Pledged Interest for the period of time necessary to permit the registration of the Pledged Interest for public sale under the Act. Shareholder agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

               (c) If any  consent,  approval  or  authorization  of any  state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Secured Party pursuant to this Section 6 of the Pledged Interest, or any partial disposition thereof, Shareholder will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

               (d) Alternatively to Section 6(a), the Secured Party may register in Secured Party's name any and all of the Pledged Interest.

               (e) Neither failure nor delay on the part of the Secured Party to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         7. SHAREHOLDER'S OBLIGATIONS NOT AFFECTED. The obligations of Shareholder under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Note, or any assignment or transfer of the Note; (b) any exercise or non-exercise by Secured Party of any right, remedy, power or privilege under or in respect of this Agreement or the Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or the Note, or any assignment or transfer of any thereof; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of Secured Party or its successors, whether or not the Shareholder shall have notice or knowledge of any of the foregoing.

         8. TERMINATION. Upon payment in full of the principal of and interest on the Note and upon the due performance of and compliance with all the provisions of the Note, this Agreement shall terminate, and the Shareholder shall be entitled to the return of such of the Pledged Interest and other Collateral as has not theretofore been sold or otherwise applied pursuant to the provisions of this Agreement.

         9. GENERAL PROVISIONS.


               (a) SEVERABILITY. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement and the rights and obligations of the parties hereto shall be construed without reference to such provision and enforced accordingly.

               (b) BENEFIT AND ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               (c) ENTIRE AGREEMENT; Amendments. This Agreement, the Consultant Employment Agreement and the Note embody the entire agreement and understanding of the parties and supersede any and all prior agreements, arrangements and understandings with respect to the subject matter hereof. No amendment or waiver of compliance with any provision or condition of this Agreement or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

               (d) GOVERNING LAW. The construction and performance of this Agreement will be governed by the laws of the State of California, exclusive of choice of law rules or principles.

               (e) NOTICES. All notices required to be given under the terms of this Agreement or which any of the parties may desire to give hereunder shall be in writing and delivered personally or sent by registered or certified mail or facsimile, with proof of receipt, postage and expenses prepaid, return receipt requested, addressed as follows:

         To Shareholder:             Gregory Hartwell
                                     204 Bicknell Avenue
                                     Santa Monica, CA 90405

         To Secured Party:           3Dshopping.com
                                     308 Washington Boulevard
                                     Marina del Rey, CA 90292
                                     Attn: General Counsel
                                     Facsimile: (310) 301-6730

               (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts and all counterparts of the Agreement shall together constitute one original document.

               (g) ATTORNEYS' FEES. The prevailing party in any proceeding required to enforce this Agreement shall be entitled to recover from the other all costs and expenses of enforcement, including reasonable attorneys' fees prior to and at trial, on appeal, on any petition for review, in any arbitration, in any administrative or bankruptcy proceeding, and in any other judicial, quasi-judicial or non-judicial proceeding.

         EXECUTED as of the day and year first written above.

SHAREHOLDER:                                COMMUNICATION OPTIONS, LLC,
                                             a California corporation


                                            By:
                                                -------------------------------

                                            Its:
                                                -------------------------------

                                            GREGORY HARTWELL

                                            By:
                                                -------------------------------

                                            Its:
                                                -------------------------------

SECURED PARTY:                               3DSHOPPING.COM,
                                             a California corporation

                                            By:
                                                -------------------------------

                                            Its:
                                                -------------------------------

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                                   SCHEDULE 1
                          TO SECURITY/PLEDGE AGREEMENT


                                  CAPITAL STOCK

              Number of          Registered          Number and       Percentage
Issuer        Certificate           Owner          Class of Shares     of Shares
------        -----------        ----------        ---------------     ---------